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                                                                    EXHIBIT 21.1
                         SUBSIDIARIES OF THE REGISTRANT

                Name                            State of Incorporation
                ----                            ----------------------

Orthodontic Centers of Alabama, Inc.                    Delaware
Orthodontic Centers of Arizona, Inc.                    Delaware
Orthodontic Centers of California, Inc.                 Delaware
Orthodontic Centers of Colorado, Inc.                   Delaware
Orthodontic Centers of Connecticut, Inc.                Delaware
Orthodontic Centers of Florida, Inc.                    Delaware
Orthodontic Centers of Georgia, Inc.                    Delaware
Orthodontic Centers of Illinois, Inc.                   Delaware
Orthodontic Centers of Indiana, Inc.                    Delaware
Orthodontic Centers of Kentucky, Inc.                   Delaware
Orthodontic Centers of Louisiana, Inc.                  Delaware
Orthodontic Centers of Maryland, Inc.                   Delaware
Orthodontic Centers of Massachusetts, Inc.              Delaware
Orthodontic Centers of Minnesota, Inc.                  Delaware
Orthodontic Centers of Mississippi, Inc.                Delaware
Orthodontic Centers of Nevada, Inc.                     Nevada
Orthodontic Centers of New Jersey, Inc.                 Delaware
Orthodontic Centers of North Carolina, Inc.             Delaware
Orthodontic Centers of Ohio, Inc.                       Delaware
Orthodontic Centers of Oregon, Inc.                     Delaware
Orthodontic Centers of Pennsylvania, Inc.               Delaware
Orthodontic Centers of Rhode Island, Inc.               Delaware
Orthodontic Centers of South Carolina, Inc.             Delaware
Orthodontic Centers of Tennessee, Inc.                  Delaware
Orthodontic Centers of Texas, Inc.                      Delaware
Orthodontic Centers of Virginia, Inc.                   Delaware
Orthodontic Centers of Washington, Inc.                 Delaware
Orthodontic Centers of West Virginia, Inc.              Delaware
Orthodontic Centers of Wisconsin, Inc.                  Delaware